EXHIBIT 10.2

Amendment to Development and Manufacturing Terms and Conditions
This Amendment to Development and Manufacturing Terms and Conditions (this “Amendment”) is made and entered into as of September 30, 2014 by and among NewLink Genetics Corporation, a Delaware corporation (“Customer”), and WuXi AppTec, Inc., a Delaware corporation (“WuXi AppTec,” and collectively with the Customer, the “Parties”).
Background
A.The parties hereto entered into that certain Development and Manufacturing Terms and Conditions, dated as of June 19, 2014 (the “Agreement”).

B.The parties desire to amend the Agreement to update certain provisions regarding the incorporation of Work Orders (as defined in the Agreement) into the Agreement.
Amendment
For and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:
1.Amendment. The second sentence of Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:
“Upon mutual agreement and execution of a Work Order by both Parties, the terms and conditions of this Agreement shall be incorporated into such Work Order (regardless of whether such Work Order contains language effecting such incorporation).”

2.Governing Law. This Amendment shall be governed by and construed in accordance with the laws in the State of New York, without regard to its choice of law provisions.

3.Counterparts. This Amendment may be executed by facsimile or electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.Severability. If any one or more of the provisions of this Amendment shall for any reason be held to be illegal or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Amendment or the validity or enforceability of such provision. The unenforceable provision shall be treated as severable and the remaining provisions shall nevertheless continue in full force and effect, giving maximum effect to the intent of the Parties in entering this Amendment.

5.Continued Effectiveness of the Agreement. Other than as set forth in this Amendment, all of the terms and conditions of the Agreement shall continue in full force and effect.

[Signature Pages Follow]

EXHIBIT 10.2

In Witness Whereof, the parties hereto have executed this Amendment to Development and Manufacturing Terms and Conditions as of the date set forth in the first paragraph hereof.
NewLink Genetics Corporation

By:	/s/ Nicholas Vahanian
Nicholas Vahanian, M.D.
President and Chief Medical Officer

WuXi AppTec, Inc.

By:	/s/ W. Alan Moore
W. Alan Moore
Vice President, Strategic Accounts & Cell Manufacturing